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                             GUARDIAN INTERNATIONAL

                                  COMMON STOCK
                                CUSIP 401376 10 8


THIS IS TO CERTIFY THAT





is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE OF

                          GUARDIAN INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsmile signatures of its duly authorized officers.

/s/ illegible            [CORPORATE SEAL]           /s/ illegible
SECRETARY                                           PRESIDENT


COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
        (JERSEY CITY, N.J.)
                                TRANSFER AGENT
                                 AND REGISTRAR

BY
                            AUTHORIZED OFFICER

                          GUARDIAN INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM           as tenants in common                      UNIF GIFT MIN ACT       Custodian
TEN ENT           as tenants by the entireties                               (Cust)           (Minor)
JT TEN            as joint tenants with right               Act
                  of survivorship and not as tenants               (State)
                  in common

     Additional abbreviations may also be used though not in the above list.

For value received,_______hereby sell, assign and transfer into


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPE THE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________shares of the capital stock represented by the within certificate, and do hereby irrevocable constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________


NOTICE:  _______________________________________________________________________
         THE SIGNATURE TO THIS ASSIGNEMENT MUST CORRESPOND WITH THE NAME ASSIGNED UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION


Signature(s) Guaranteed:


______________________________________________________________________________
THE SIGNATURES, SHOULD BE GUARANTEED BY THE FINANCIAL GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDIALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.